UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 E. Tufts Avenue, Suite 1150, Denver, Colorado 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed December 12, 2012, Gasco Energy, Inc. (the “Company”) received notice from the NYSE MKT LLC (the “Exchange”) on December 6, 2012 indicating that the Company did not satisfy the continued listing standards of the Exchange set forth in Section 1003(f)(v) of the NYSE MKT LLC Company Guide (the “Company Guide”) because the Company’s common stock had traded at a low price per share for a substantial period of time.  In the notice, the Exchange predicated the Company’s continued listing on the Exchange on the Company effecting a reverse stock split of its common stock by June 6, 2013.  Further, as previously disclosed in a Current Report on Form 8-K filed January 17, 2013, the Company received notice from the Exchange on January 11, 2013 indicating that the Company did not satisfy the continued listing standards of the Exchange set forth in Section 1003(a)(iv) of the Company Guide, which applies if a listed company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether such company will be able to continue operations and/or meet its obligations as they mature.  In order to maintain its listing, the Company was required to submit a plan of compliance (a “Plan”) addressing how it intended to regain compliance with Section 1003(a)(iv) of the Company Guide by June 30, 2013.  The Company provided the Exchange with a Plan on February 11, 2013.

On March 27, 2013, the Company received notice from the Exchange indicating that after a careful review of the Plan and publicly available information, the Exchange has determined that the Company has not made a reasonable demonstration in the Plan of its ability to regain compliance with Section 1003(a)(iv) of the Company Guide by June 30, 2013 and that the Exchange intends to initiate delisting proceedings against the Company by filing a delisting application with the Securities and Exchange Commission pursuant to Section 1009(d) of the Company Guide.  In the notice, the Exchange also notified the Company that in accordance with Sections 1203 and 1009(d) of the Company Guide, the Company has a limited right to appeal the Exchange’s determination by requesting an oral hearing or a hearing based on a written submission before the Exchange’s Listing Qualifications Panel (the “Panel”).

The Company intends to appeal the Exchange’s determination by requesting an oral hearing before the Panel.  However, there can be no assurance that the Company will be successful in its appeal and that the Company’s request for continued listing will be granted.

Forward-looking Statements

Certain statements set forth in this Current Report on Form 8-K relate to management’s future plans, objectives and expectations.  Such statements are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this Current Report on Form 8-K, including, without limitation, statements regarding the Company’s intention to appeal the Exchange’s determination by requesting an oral hearing before the Panel and whether the Company’s request for continued listing will be granted, are forward-looking statements. These statements express, or are based on, management’s current expectations and forecasts about future events.

Although any forward-looking statements contained in this Current Report on Form 8-K or otherwise expressed by the Company are to the knowledge and in the judgment of management, believed to be reasonable when made, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken.  Forward-looking statements involve and may be affected by inaccurate assumptions, and known and unknown risks and uncertainties (some of which are beyond the Company’s control), that may cause the Company’s actual actions, performance and financial results in future periods to differ materially from any expectation, projection, estimate or forecasted result.  The key factors that may cause actual actions or results to vary from those the Company expects are described in (1) Part I, “Item 1A—Risk Factors,” “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Item 7A—Quantitative and Qualitative Disclosure About Market Risk” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and (2) the Company’s other reports and registration statements filed from time to time with the SEC.

Any of these factors could cause the Company’s actual actions or results to differ materially from those implied by these or any other forward-looking statements made by the Company.  The Company cannot assure you that its future actions and results will meet its expectations.  When you consider these forward-looking statements, you should keep in mind these factors.  All subsequent written and oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these factors.  The Company’s forward-looking statements speak only as of the date made.  The Company assumes no duty to update or revise its forward-looking statements based on changes in internal estimates or expectations or otherwise.

Item 7.01                                           Regulation FD Disclosure.

The Company issued a press release on April 2, 2013, announcing that it had received notice from the Exchange indicating that the Exchange intends to initiate delisting proceedings against the Company.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: April 2, 2013	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 2, 2013.